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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          ANGSTROM TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                           ANGSTROM TECHNOLOGIES, INC.
                         1895 Airport Exchange Boulevard
                                  Suite No. 110
                               Erlanger, KY 41018

                    Notice of Annual Meeting of Stockholders

                          To be Held on March 26, 2001

                    ----------------------------------------

To the Stockholders of Angstrom Technologies, Inc.

         NOTICE IS HEREBY GIVEN that the Annual meeting of Stockholders of Angstrom Technologies, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m. (Local time) on Monday, March 26, 2001, in the Grant Room of the Holiday Inn, located at 1717 Airport Exchange Boulevard, Erlanger, Kentucky 41018, to consider and act upon the following matters:

         (1) To elect directors to serve for the ensuing year and until their successors are duly elected and qualified; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record of the Company's shares of common stock at the close of business on February 12, 2001 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                        By Order of the Board of Directors,

                                        /s/ Douglas B. Kruger

                                        Douglas B. Kruger
                                        Secretary

Erlanger, Kentucky
Dated: February 12, 2001

                           ANGSTROM TECHNOLOGIES, INC.
                         1895 AIRPORT EXCHANGE BOULEVARD
                                  SUITE NO. 110
                               ERLANGER, KY 41018

                              --------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 26, 2001

                              --------------------

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL
-------

         This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors of Angstrom Technologies, Inc. (the "Company") of proxies to be voted on at the Annual Meeting of Stockholders to be held at 10:00 a.m. (local time) on Monday, March 26, 2001 in the Grant Room of the Holiday Inn, Cincinnati Airport, at 1717 Airport Exchange Boulevard, Erlanger, Kentucky 41018 and at any adjournment thereof, with respect to the matters referred to in the accompanying notice. It is anticipated that this Proxy Statement and the accompanying materials will first be mailed to stockholders on or about February 22, 2001.

         The Company's shares of common stock, par value $.01 per share, ("Shares") are the only outstanding class of voting securities. Holders of record at the close of business on November 1, 1999 (the "Record Date") are entitled to notice of and to vote at, the Annual Meeting and any adjournment thereof. At the close of business on October 31, 2000, there were issued and outstanding 23,794,598 Shares, each entitled to cast one vote per Share. The holders of one-third of the issued and outstanding Shares entitled to vote shall constitute a quorum at the meeting for the transaction of business. The election of directors, as described in the accompanying notice, requires the vote of a plurality of votes cast at the meeting. In other matters presented at the meeting, the affirmative vote of the majority of Shares present in person or represented by proxy at the meeting and entitled to vote shall be the act of the stockholders.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of elections appointed for the meeting, who will also determine whether a quorum exists. Abstentions or withheld votes will be treated as present and entitled to vote for purposes of determining a quorum, and will have the same effect as votes against a particular matter.

VOTING RIGHTS
-------------

         Each shareholder will be entitled to one vote for each Share held as of the Record Date for all matters, including the election of directors. Shareholders do not have the right to cumulate their votes in the election of directors.

REVOCABILITY OF PROXIES
-----------------------

         The attendance of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of the Company prior to the Annual Meeting a duly executed proxy bearing a later date, and (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting, and voting in person.

SOLICITATION OF PROXIES
-----------------------

         In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies for the Annual Meeting from the stockholders of the Company personally or by telephone, mail, or facsimile without additional remuneration therefor. The Company will also provide persons, firms, banks and corporations holding Shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy materials for transmittal to such beneficiary owners. The costs of this solicitation are being borne by the Company.

           SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table and notes thereto set forth information regarding the beneficial ownership of the Company's shares of Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of such voting security, (ii) each director and nominee for director, (iii) each of the named executive officers of the Company, and (iv) all executive officers and directors of the Company as a group. The percentages have been calculated by taking into account all shares of Common Stock owned on such date as well as all shares with respect to which such person has the right to acquire beneficial ownership at such date or within sixty (60) days thereafter. Unless otherwise indicated, all persons listed below have sole voting and sole investment power over the shares of Common Stock owned.

                                            AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS(1)
------------------------------------        -----------------------    ----------------
Kenneth J. Koock                                3,309,846(2)(9)              13.99%
2 Robin Hill Road
North Caldwell, New Jersey 06006

Louis Liang(3)                                        1,997,000(4)            8.40%

William J. Ryan(3)                                    1,300,000(5)            5.40%

Douglas Kruger(3)                                       675,000(6)            2.80%

Vivek Dutta(3)                                          102,000(7)        Less than 1%

Roger Malmrose(3)                                       100,000(9)        Less than 1%

All officers and directors as a group                 4,254,000(8)           17.88%

----------

(1) Based on a total of 23,794,598 shares of Common Stock issued and outstanding as of the Record Date

(2) All shares are owned directly, except for 50,000 shares held as custodian for a family member of Mr. Koock, which are included in this total; he disclaims beneficial ownership of such shares as well as of any shares which may be owned by other officers and/or stockholders of M.H. Meyerson & Co., Inc.

(3)      Address is c/o the Company.

(4)      Includes presently exercisable options to acquire 1,650,000 shares

(5)      Includes presently exercisable options to acquire 1,175,000 shares.

(6)      Includes presently exercisable options to acquire 275,000 shares.

(7)      Includes presently exercisable options to acquire 50,000 shares.

(8) Includes 3,550,000 shares of Common Stock issuable upon the exercise of presently exercisable stock options (both qualified under the Plans and non-qualified options issued apart from such Plans) by the officers and directors as a group.

(9) Included options to acquire 50,000 shares on January 4, 2002 and 50,000 shares on January 4, 2003.


MEETINGS AND COMMITTEES OF THE BOARD
------------------------------------

         The Board of Directors held eight (8) meetings during the fiscal year commencing

November 1, 1999 and ending October 31, 2000. A meeting was held on December 6, 1999. At that meeting, Louis Liang proposed paying Dan Marinello 1 1/2 % of the gross sales of product involving any patent that in which he had involvement. The motion passed. Mr. Liang then made a motion to return 900,000 stock options previously granted to Mr. Marinello, which had expired on November 1, 1999 to the qualified 1996 stock option plan. The motion was passed.

         At the other seven meetings, all members of the Board attended either by telephone or in person. At the January 5, 2001 meeting, Roger Malmrose was asked to join the Board of Directors on a motion by Dr. Vivek Dutta which was seconded by Douglas Kruger.

         At the meeting on March 28, 2000 a proposal was made to award Louis Liang a Compensation Package for extending his duties as Interim President and CEO. Douglas B. Kruger made the motion to accept the compensation package and the motion was seconded by Dr. Dutta. The Board granted 700,000 incentive stock options to Louis Liang for his commitment to stay on as the Interim President and CEO until February 1, 2001 and as a Director until at least February 1, 2002 if re-elected or when a permanent President and CEO is hired. Of the 700,000 shares, 350,000 are immediately exercisable and the remaining 350,000 shares become exercisable only when certain performance criteria are met.

                              RELATED TRANSACTIONS

         Since November 1, 1994 Messrs. Ryan and Liang have been employed as a team ("the team") under the terms and conditions of an Executive Employment Agreement.(1) Former Chief Executive Officer and Chief Financial Officer Daniel Marinello was a party to this agreement prior to his resignation on August 2, 1999. In addition, pursuant to the Company's 1994 Stock Option Plan the team were to each receive options to acquire one million shares of Common Stock at a price of $.125 per share.

         On November 7, 1994, the Board of Directors of the Company adopted a form of Indemnity Agreement which has been entered into with all executive officers and directors of the Company, providing for indemnification to be made to them for expenses and liabilities relating to their services for the Company, to the fullest extent permitted under Delaware law.

         Pursuant to Employment Agreement, the Company paid royalties of $8,378 in fiscal 2000 to the team. The Employment Agreement is incorporated into the Company's 10K-SB. This was based on the following bonus percentages set out in the 1994 Employment Agreement.

                  Team Member                                Bonus %
                  -----------                                -------
                  Louis Liang                                 1.75%
                  William Ryan                                1.75%
                  Daniel Marinello                            1.50%

Due to Mr. Marinello's resignation, the bonus percentage was amended to the following:

                  Team Member                                 Bonus %
                  -----------                                 -------
                  Louis Liang                                  2-1/2%
                  William Ryan                                 2-1/2%

                        EXECUTIVE OFFICERS OF THE COMPANY

         The executive officers of the Company are as follows:

         NAME                               TITLE
         ----                               -----
         Douglas B. Kruger                  Secretary/Director

         Louis Liang                        Interim President/CEO and Director

         William J. Ryan                    Executive Vice President/Interim Chief
                                            Financial Officer/Director

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Federal securities laws, the Company's directors, its executive officers and any person holding more than 10% of the Company's Shares are required to report their ownership of the Company's Shares and any changes in that ownership to the Securities and Exchange Commission ("SEC") on the SEC's Forms 3, 4 and 5. The Company believes that all of its officers, directors have complied with all filing requirements applicable to them with respect to transactions during fiscal 2000.. At the time of the filing, the Company is without knowledge regarding any filings by Kenneth Koock.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following Summary Compensation Table shows compensation paid by the Company for services rendered from August 2, 1999 though October 31, 1999 and during fiscal 2000. The table also reflects commissions and options paid to former Chief Executive Officer, Chief Financial Officer and President Daniel Marinello during fiscal 1998, and fiscal 1999 through August 2, 1999. No other executive officers of the Company received salary and bonus compensation which exceeded $100,000 in such fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                    Long Term
                                                     Annual       Compensation
                                                  Compensation        Award

Name and                            Fiscal                                           All Other
Principal Position                   Year            Salary         Options        Compensation
-----------------------             ------           ------         -------        ------------
Louis Liang                         2000               --           350,000        $ 83,097(3)
Interim President/CEO

                                    1999
                                    (From August)      --           300,000        $ 29,761(3)

Daniel Marinello(1)(2)              1999
                                    (Through July)     --                          $103,78(3)

                                    1998               --           150,000(4)     $205,914(3)

(1)      Commenced to serve as such on October 28, 1992; resigned August 2,
         1999.
(2) Options covering 1,000,000 shares at a price of $.125 per share were granted in November, 1994.
(3)      Comprised of commission and royalties.
(4)      150,000 shares were exercised in Fiscal 1998.

EXECUTIVE EMPLOYMENT AGREEMENT BETWEEN THE COMPANY AND MESSRS. LIANG AND RYAN
-----------------------------------------------------------------------------

         The Company and Messrs Liang and Ryan (the "Team") are currently parties to an Executive Employment Agreement (the "Employment Agreement"). The initial term of the Employment Agreement was a three year period commencing November 1, 1994 and ending October 31, 1997. The Employment Agreement currently is automatically renewed for annual consecutive renewal periods of one year each unless terminated by notice of non-renewal sent either by the Company or the Team, at least sixty (60) days prior to the expiration of any renewal term; provided, however, that the Company may terminate the Employment Agreement in the event that its net profits after taxes during the preceding twelve (12) months is either a negative number or does not equal or exceed at least $150,000 more than the Company's net profits after taxes for the prior twelve (12) month period, or its sales do not show at least a fifteen percent (15%) increase between such periods.

STOCK OPTION PLANS
------------------

1983 and 1985 Stock Option Plans
--------------------------------

         Under the Company's Amended 1983 Stock Option Plan and 1985 Stock Option Plan (the "Plans"), officers and other key employees who perform services on behalf of the Company may be granted either nonqualified stock options or incentive stock options for the purchase of up to 700,000 shares of the Company's Common Stock. The Plans also provide for the issuance of stock appreciate rights in connection with the granting of stock options. The Plans are administered by a stock option committee of the Board of Directors. No options were granted under the Plans in fiscal 1999 or fiscal 2000.

         1994 Stock Option Plan
         ----------------------

         Under the Company's 1994 Stock Option Plan (the "1994 Plan"), a total of 6,300,000 Shares are reserved for issuance to employees, including directors and officers who may not be salaried employees ("Eligible Participants").

         Both incentive stock options and nonstatutory stock options may be granted under the 1994 Plant to Eligible Participants, at a price to be determined by the option committee, provided, however, that incentive stock options mist be granted at an exercise price not less than the fair market value of the Shares on the date of the grant. The term of any option may not exceed ten years from the date of grant. During fiscal 2000 and fiscal 1999, 1,030,000 and 645,000 options, respectively, were granted under the 1994 Plan to certain directors, employees and consultants.

                        PROPOSAL - ELECTION OF DIRECTORS
                        --------------------------------

         Five (5) directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their prior death, resignation or removal. The By-laws of the Company provide that the Board of Directors, in its discretion, may increase or decrease the number of directors. The Board has set the number of directors at seven (7), with a minimum of five
(5) directors to be serving at any one time.

         Should any nominee be unable to accept nomination or election, stockholders will vote for the election of such other person to the office of director as management may recommend in place of such nominee; however, management knows of no reason to anticipate that this will occur. Unless a proxy specifies that it is not to be voted in favor of a nominee for director, it is intended that Shares represented by the proxy will be voted in favor of the nominees listed below. In the event that any nominee shall be unable to serve, it is intended that the proxies will be voted for the nominees designated by the Board. The Company believes that all nominees will be able to serve.

         The following table sets forth certain information with respect to each nominee for election as a director. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "Share Ownership of Certain Beneficial Owners and Management."


NOMINEES FOR ELECTION AS DIRECTORS
----------------------------------

NAME                                AGE              POSITIONS
----                                ---              ---------
Louis Liang                          56              Interim President/CEO and Director

William J. Ryan                      61              Executive Vice President/Interim Chief
                                                     Financial Officer

Douglas B. Kruger                    57              Secretary

Vivek Dutta                          52              Chairman of Compensation Committees

Roger Malmrose                       41              Director

         Louis Liang has been Interim Chief Executive Officer and President since August 2, 1999. Mr. Liang has been a Director since February 1, 1994 and has served as a Consultant to the Company since May 1993. He was also Executive Vice President-Strategic Business from May 1994 to September 1995. Mr. Liang has also been active as a technical, business, marketing and management consultant to companies in the Silicon Valley since 1993. He has been employed, since 1972, in various capacities in the electronics and semiconductor industries, including senior management positions dealing with research and development, engineering, operations, new venture and business development matters for VLSI Technology, Intel, Fairchild, Raychem and National Semiconductor. Prior thereto, he engaged in research and development in the Aerospace Industry. Mr. Liang has a BA and an MS degrees in Applied Physics from the University of California, San Diego and Santa Barbara Campuses, and is a holder of over twenty- five (25) patents.

         William J. Ryan has been Interim Chief Financial Officer and Executive Vice President since August 2, 1999. Mr. Ryan has been a Director since February 1, 1994, and was also Executive Vice President-Operations from May 1994 to January 1999. Mr. Ryan has been active as Executive Management Consultant to several high technology companies since 1992. His responsibilities include marketing strategy development, product designs and implementing cost effective manufacturing processes. He also serves as Director to E-Tech Systems, Inc. from 1996 until the company was sold in 2000. Prior to becoming engaged in the consulting business, Mr.

Ryan was employed at IBM for 27 years in various senior engineering and technical management positions. His last assignment with IBM was a Senior Engineering Manager of Advanced Semiconductor Equipment Engineering. Mr. Ryan holds a BS degree in Mechanical Engineering from the University of Vermont and has published papers and spoken extensively at executive management and technical seminars. He is a holder of over twenty (20) patents.

         Douglas B. Kruger has been a Director since November 2, 1992. On January 18, 1993, Mr. Kruger was elected to serve as Secretary of the Company. Since September 1991, Mr. Kruger has been an independent business and marketing consultant. Prior thereto, from November 1988 to its sales in September 1991, he was Chief Executive Officer and sole stockholder of Concept Surface Corp., a decorative surfacing company located in Florida. Between 1964 and 1988, he held various positions with IBM Corporation including as an Executive with the International Procurement Group. Currently, Mr. Kruger is also a paid business consultant to the company.

         Vivek Dutta has been a Director and Chairman of the Compensation Committee since September 1999. Dr. Dutta has been a Consultant to the electronics and semiconductor industries since April 1999 and from 1989-1992. Dr. Dutta is also currently the CEO of Advanced Packaging Solutions (APS), a company headquartered in the Republic of Singapore. He was most recently, Vice President-Worldwide Marketing and Sales for Johnson Matthey. Since 1984 he has been employed in various capacities in engineering, manufacturing, business development and marketing for Cirrus Logic, Fairchild and National Semiconductors. From 1972 to 1981, he worked for Nippon Steel both in Japan and Brazil. At present, he also serves as an Advisor to the Board of the Pacific Institute (MITI Think Tank). He is fluent in Japanese, Portuguese, and Indian. He is an expert on Japanese manufacturing and management systems and is active in various professional societies. Dr. Dutta received has MS and Ph.D. degrees in Materials Sciences from the University of California in Berkeley and was a graduate from University of Roorkee in India. He is a holder of six (6) patents and has twenty-nine (29) publications in various professional journals and international conferences.

         Roger Malmrose joined the Board of Directors on January 5, 2001. Mr. Malmrose is currently Vice President, Cisco Account Management at Flextronics. Prior thereto, he was Vice President of Sales, Western Region for Benchmark Electronics, and Business Development Manager at Cisco. Mr. Malmrose has been employed in the High Tech industry since 1984 in various marketing and sales management positions. He has worked at Flip Chip Technologies, Cirrus Logic, Western Digital, William G. Ouchi Consultants, and Hewlett Packard. Mr. Malmrose received his Juris Doctorate with a concentration in business and economics from Stanford Law School in 1994, an MBA from UCLA in 1989 and BS degree in Computer Science with a minor in English from Brigham Young University in 1984. He is a member of the Texas State Bar. Mr. Malmrose speaks Spanish, Italian, and Mandarin Chinese.


              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

               FOR THE APPROVAL OF ALL FIVE NOMINEES FOR ELECTION
                            AS DIRECTORS NOTED ABOVE


                                   ACCOUNTANTS

         The Board of Directors has continued to retain the firm of Ernst & Young to act as the Company's independent certified public accountants. A representative of each firm is expected to be available at the meeting to respond to appropriate questions from stockholders and will be given the opportunity to make a statement if he so desires to do so.

PROXY

                           ANGSTROM TECHNOLOGIES, INC.

           This Proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Louis Liang and Douglas B. Kruger as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock, $.01 par value, of Angstrom Technologies, Inc., held of record by the undersigned on February 12, 2001 at the Annual Meeting of Shareholders to be held on Monday, March 26, 2001 or any adjournment thereof.

                       PLEASE MARK, SIGN, DATE AND RETURN
                THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

ACCOUNT NUMBER                      ______________________
NO. OF COMMON SHARES                ______________________

1. Election of Directors: Vivek Dutta, Douglas B. Kruger, Louis Liang, Roger Malmrose William J. Ryan

FOR all nominees listed (except     WITHHOLD AUTHORITY to              (INSTRUCTIONS: To withhold
as marked to the contrary)          vote for all Nominees listed       authority to vote for any individual
                                                                       nominee write the nominee's name
                                                                       in the line provided below)

         -----                              -----                      ---------------------------------


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THIS MEETING. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL.

                                     Please sign exactly as name appears hereon.

Dated:
      --------------------           ---------------------------------------
                                     (Signature)

                                     ---------------------------------------
                                     (Signature if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full time as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the proxy.

                  PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE
        AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the Shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

         THE COMPANY WILL PROVIDE, FREE OF CHARGE, TO ALL STOCKHOLDERS A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) AND/OR A COPY OF ITS QUARTERLY REPORTS ON FORM 10-QSB (WITHOUT EXHIBITS), UPON WRITTEN REQUEST OF SUCH STOCKHOLDER TO DOUGLAS B. KRUGER, SECRETARY, ANGSTROM TECHNOLOGIES, INC., 1895 AIRPORT EXCHANGE BOULEVARD, SUITE NO. 110, ERLANGER, KENTUCKY 41018.


                              STOCKHOLDER PROPOSALS

         Proposals by stockholders intended to be presented at the next Annual Meeting of Stockholders must be received by the Secretary of the Company on or before September 30, 2001 in order to be included in the proxy statement for that meeting. Proposals should be directed to Douglas B. Kruger, Secretary, Angstrom Technologies, Inc., c/l its principal executive office.

                                       By Order of the Board of Directors,

                                       /s/ Douglas B. Kruger

                                       Douglas B. Kruger,
                                       Secretary

Dated: February 12, 2001

            TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL
               MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THE
                  ACCOMPANYING PROXY IN THE ENVELOPE PROVIDED.